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EXHIBIT 4.1

COMMON STOCK
NUMBER HTC-	HealtheTech, Inc.	SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
See reverse for certain definitions
CUSIP 422210 10 4
This Certifies that	is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $0.001 PAR VALUE OF

HealtheTech, Inc.

(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY	CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
NEW YORK, N.Y.
Transfer Agent and Registrar

By
Authorized OFFICER

HealtheTech, Inc.

        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—	........................	Custodian	........................
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
COM PROP	—	as community property		Act........................ (State)
			UNIF TRF MIN ACT—	........................	Custodian (until age........................) (Cust)
........................under Uniform Transfers (Minor)
to Minors Act........................ (State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received	hereby sell, assign and transfer
unto	(Please print or typewrite name and address including postal zip code of assignee)

Shares

of the common stock represented by the within Certificate and do hereby irrevocably constitute and

appoint	Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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  EXHIBIT 4.1